MERRILL LYNCH
                                                              NEW JERSEY
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              January 31, 1999

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a sig nificant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion-$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

Throughout the six months ended January 31, 1999, we maintained a constructive investment strategy for Merrill Lynch New Jersey Municipal Bond Fund. We believed that strong domestic economic growth seen in late 1998 and thus far this year would be offset by a combination of an extremely constructive inflationary environment and deteriorating Asian and Latin American economic conditions. Consequently, as 1998 ended, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. In fact, at year-end, municipal bond yields were very attractive relative to taxable securities. We maintained the Fund's fully invested position because of these attractive municipal yield ratios in order to seek to enhance shareholder income. We believe that municipal bond prices are in a good position to appreciate should interest rates decline.

Looking ahead, we expect little change in the Fund's existing structure. Current economic fundamentals and a strong domestic economy offset by the lack of significant inflationary pressures suggest that interest rates should trade in a narrow range. Should economic weakness in Asia reverse in the coming months and no longer constrain US economic growth, we will look to adopt a more defensive position for the Fund.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New Jersey Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
Executive Vice President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager


March 5, 1999

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distri butions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                           Standardized
                                                                12 Month       3 Month   Since Inception   30-Day Yield
                                                              Total Return  Total Return  Total Return     As of 1/31/99
========================================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares                  +6.49%        +1.63%        +84.58%         3.97%
------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares                  +5.95         +1.50         +76.88          3.63
------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares                  +5.85         +1.57         +34.53          3.53
------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class D Shares                  +6.38         +1.60         +37.50          3.88
========================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 8/31/90 to 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/98                               +6.09%            +1.84%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                         +5.27             +4.41
--------------------------------------------------------------------------------
Inception (8/31/90)
through 12/31/98                                  +7.47             +6.94
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                               +5.55%            +1.59%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                         +4.74             +4.74
--------------------------------------------------------------------------------
Inception (8/31/90)
through 12/31/98                                  +6.93             +6.93
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/98                               +5.44%            +4.45%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                  +6.99             +6.99
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/98                               +5.98%            +1.74%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/98                                  +7.57             +6.52
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                  Issue                                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--87.2%
------------------------------------------------------------------------------------------------------------------------------------
                           Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                           Bonds (Atlantic City Electric Company Project), Series A (d):
AAA      Aaa     $ 6,000     AMT, 7.20% due 11/01/2029                                                                      $  6,962
AAA      Aaa       4,500     Refunding, 6.80% due 3/01/2021                                                                    5,703
------------------------------------------------------------------------------------------------------------------------------------
                           East Orange, New Jersey, Board of Education, COP (f):
AAA      Aaa       2,500     5.34%** due 8/01/2020                                                                               864
AAA      Aaa       2,850     5.38%** due 2/01/2028                                                                               678
------------------------------------------------------------------------------------------------------------------------------------
                           Essex County, New Jersey, Improvement Authority Revenue Bonds (d):
AAA      Aaa       2,520     (New Jersey Performing Arts Center Project), 5% due 9/01/2018                                     2,544
AAA      Aaa       3,800     (Orange Franchise Utility System), Series A, 5.75% due 7/01/2027                                  4,109
AAA      Aaa       1,685     (Riverbank Park Project), 4.625% due 9/01/2018                                                    1,642
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       2,950   Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue Refunding Bonds
                           (Hudson County Lease Project), 5.40% due 10/01/2025 (c)                                             3,085
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,250   Landis, New Jersey, Sewer Authority, Sewer Revenue Refunding Bonds, CARS,
                           7.52% due 9/19/2019 (b)(c)                                                                          3,993
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Lenape, New Jersey, High School District, GO, 5% due 4/01/2020 (c)                                  3,022
------------------------------------------------------------------------------------------------------------------------------------
AA+      Aaa       1,000   Middlesex County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                           (Educational Services Commission Project), 4.875% due 9/15/2019                                       995
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       5,750   Middlesex County, New Jersey, Pollution Control Authority, Revenue Refunding Bonds
                           (Amerada Hess), 6.875% due 12/01/2022                                                               6,229
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,000   Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Howell Township
                           Board of Education Project), 5.80% due 7/15/2017 (e)                                                1,094
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Moorestown Township, New Jersey, School District, GO, 5% due 1/01/2028 (c)                          1,005
------------------------------------------------------------------------------------------------------------------------------------
BBB-     Baa1      2,000   New Jersey EDA, Economic Development Revenue Bonds (American Airlines Inc. Project),
                           AMT, 7.10% due 11/01/2031                                                                           2,164
------------------------------------------------------------------------------------------------------------------------------------
                           New Jersey EDA, Economic Development Revenue Refunding Bonds:
A1+      NR*         200     (Foreign Trade Zone Project), VRDN, 2.90% due 12/01/2007 (a)                                        200
A+       NR*       2,000     (Health Village 1996 Project), 6% due 5/01/2016                                                   2,183
AAA      Aaa       2,500     (RWJ Health Care Corporation), 6.50% due 7/01/2024 (f)                                            2,819
BBB-     NR*       3,000     (United Methodist Homes), 5.125% due 7/01/2018                                                    2,867
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CARS    Complementary Auction Rate Securities
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                  Issue                                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 1,700   New Jersey EDA, Educational Testing Services Revenue Bonds, Series B,
                           6.25% due 5/15/2005 (d)(g)                                                                       $  1,961
------------------------------------------------------------------------------------------------------------------------------------
BBB-     NR*       2,500   New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village), Series A,
                           5.50% due 1/01/2018                                                                                 2,454
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,500   New Jersey EDA, Lease Rental Revenue Bonds (Liberty State Park Project),
                           6.80% due 3/15/2002 (g)                                                                             2,790
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,700   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (New Jersey Natural Gas
                           Company Project), VRDN, Series B, 2.50% due 1/01/2028 (a)(e)                                        1,700
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   New Jersey EDA, Package Facilities Revenue Bonds (Elizabeth Development Company Project),
                           5.60% due 10/15/2026 (c)                                                                            1,068
------------------------------------------------------------------------------------------------------------------------------------
BB       Ba2       4,000   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT,
                           5.50% due 4/01/2028                                                                                 4,016
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         850   New Jersey EDA, Water Facilities Revenue Refunding Bond (Middlesex Water
                           Company Project), AMT, Series A, 5.25% due 2/01/2029 (d)                                              856
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,425   New Jersey Environmental Infrastructure Trust Revenue Bonds, Series A, 4.50%
                           due 9/01/2018                                                                                       3,295
------------------------------------------------------------------------------------------------------------------------------------
                           New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
NR*      Aaa       1,000     (Bayonne Hospital Obligation Group), 4.75% due 7/01/2027 (f)                                        971
AAA      Aaa      10,650     (Centrastate Medical Center Obligation Group), 4.50% due 7/01/2028 (e)                           10,005
BBB      Baa2      4,980     (Englewood Hospital & Medical Center), 6.75% due 7/01/2024                                        5,462
AAA      Aaa       2,125     (Hackensack University Medical Center), Series A, 5% due 1/01/2028 (d)                            2,130
AAA      Aaa       6,500     (Saint Barnabas Health Center), Series B, 5.25% due 7/01/2014 (d)                                 6,808
AAA      Aaa       5,100     (Saint Barnabas Health Center), Series B, 4.75% due 7/01/2028 (d)                                 4,927
BBB      Baa2      4,000     (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                                     4,189
AAA      Aaa       3,600     (Virtua Health Issue), 4.50% due 7/01/2028 (f)                                                    3,382
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    1,090   New Jersey Sports and Exposition Authority Revenue Bonds,
                           VRDN, Series C, 2.50% due 9/01/2024 (a)(d)                                                          1,090
------------------------------------------------------------------------------------------------------------------------------------
                           New Jersey State Educational Facilities Authority Revenue Bonds:
AA+      Aaa         230     (Institute of Advanced Study), Series F, 5% due 7/01/2021                                           233
AAA      Aaa       1,000     (Seton Hall University Project), 5% due 7/01/2018 (e)                                             1,004
A-       Baa1        500     (Seton Hall University Project), Series D, 7% due 7/01/2021                                         538
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       2,000   New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue Refunding
                           Bonds (Presidential Plaza), Series 1, 6.95% due 5/01/2013 (h)                                       2,175
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,495   New Jersey State Housing and Mortgage Finance Agency, S/F Housing Revenue Bonds
                           (Home Buyer), AMT, Series M, 7% due 10/01/2026 (d)                                                  3,820
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa      14,700   New Jersey State Transportation Trust Fund Authority, RITR, 8.295% due 6/15/2014 (b)(d)            17,379
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aa2       2,000   New Jersey Transportation Trust Fund Authority, Transportation System Revenue Bonds,
                           Series A, 5% due 6/15/2017                                                                          2,029
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,120   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Refunding Bonds,
                           Series A, 6.40% due 12/15/2002 (c)(g)                                                               2,376
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,215   South Brunswick Township, New Jersey, Board of Education, GO,
                           6.40% due 8/01/2005 (c)(g)                                                                          1,398
------------------------------------------------------------------------------------------------------------------------------------
BBB      NR*       1,040   South Jersey Transportation Authority, Lease Revenue Bonds (Raytheon Aircraft
                           Service, Inc. Project), AMT, 6.15% due 1/01/2022                                                    1,104
------------------------------------------------------------------------------------------------------------------------------------
                           Stafford Township, New Jersey, GO (c):
NR*      Aaa       1,010     4.80% due 2/01/2021                                                                                 996
NR*      Aaa       1,070     4.80% due 2/01/2023                                                                               1,054
NR*      Aaa       1,097     4.80% due 2/01/2024                                                                               1,080
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                  Issue                                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 2,500   Trenton, New Jersey, GO, 6.55% due 8/15/2002 (d)(g)                                              $  2,799
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       2,185   Union County, New Jersey, Improvement Authority Revenue Bonds (Plainfield Board of
                           Education Project), 5.85% due 8/01/2026 (c)                                                         2,376
------------------------------------------------------------------------------------------------------------------------------------
                           Union County, New Jersey, Utilities Authority, Revenue Refunding Bonds:
AA+      Aaa         500     (County Deficiency), Series C-2, 5% due 6/15/2028                                                   504
AAA      Aaa       1,000     (Ogden Martin Senior Lease), AMT, Series A, 5% due 6/01/2015 (e)                                  1,015
------------------------------------------------------------------------------------------------------------------------------------
                           Wall Township, New Jersey, School District, GO (f):
AAA      NR*       2,140     4.50% due 7/15/2017                                                                               2,080
AAA      NR*       2,685     4.75% due 7/15/2023                                                                               2,647
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
New York--8.3%
------------------------------------------------------------------------------------------------------------------------------------
                           Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1        3,250     72nd Series, 7.35% due 10/01/2027                                                                 3,706
AAA      Aaa       4,500     104th Series, 4.75% due 1/15/2026 (e)                                                             4,373
AA-      A1        1,000     111th Series, 5% due 10/01/2027                                                                   1,000
AAA      Aaa       3,300     Refunding, 96th Series, AMT, 6.60% due 10/01/2023 (c)                                             3,717
------------------------------------------------------------------------------------------------------------------------------------
A1+      VMIG1+    2,000   Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                           (Versatile Structure Obligation), VRDN, Series 2, 3.20% due 5/01/2019 (a)                           2,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.6%
------------------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series EE:
BBB+     Baa1      4,500     4.75% due 7/01/2024                                                                               4,339
AAA      Aaa         500     4.75% due 7/01/2024 (d)                                                                             490
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3       1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities, Financing
                           Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75% due 1/01/2014                      1,640
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$166,697)--99.1%                                                                                    177,134
Other Assets Less Liabilities--0.9%                                                                                            1,564
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $178,698
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e)   AMBAC Insured.
(f)   FSA Insured.
(g)   Prerefunded.
(h)   FHA Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1999

Assets:           Investments, at value (identified cost--$166,696,665) (Note 1a)............                      $177,134,360
                  Cash.......................................................................                           133,516
                  Receivables:
                     Securities sold.........................................................    $ 5,129,631
                     Interest................................................................      1,918,607
                     Beneficial interest sold................................................        419,563          7,467,801
                                                                                                 -----------
                  Prepaid registration fees and other assets (Note 1e).......................                            15,119
                                                                                                                  -------------
                  Total assets...............................................................                       184,750,796
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:
                     Securities purchased....................................................      5,044,948
                     Beneficial interest redeemed............................................        672,194
                     Dividends to shareholders (Note 1f).....................................        128,745
                     Investment adviser (Note 2).............................................         75,008
                     Distributor (Note 2)....................................................         53,310          5,974,205
                                                                                                 -----------
                  Accrued expenses and other liabilities.....................................                            78,381
                                                                                                                  -------------
                  Total liabilities..........................................................                         6,052,586
                                                                                                                  -------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:       Net assets.................................................................                      $178,698,210
                                                                                                                  =============
-------------------------------------------------------------------------------------------------------------------------------
Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:       shares authorized..........................................................                         $ 291,128
                  Class B Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized..........................................................                         1,132,367
                  Class C Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized..........................................................                            83,764
                  Class D Shares of beneficial interest, $.10 par value, unlimited number of
                  shares authorized..........................................................                            92,711
                  Paid-in capital in excess of par...........................................                       167,077,348
                  Accumulated realized capital losses on investments--net....................                          (248,316)
                  Accumulated distributions in excess of realized capital gains--net
                  (Note 1f)..................................................................                          (168,487)
                  Unrealized appreciation on investments--net................................                        10,437,695
                                                                                                                  -------------
                  Net assets.................................................................                      $178,698,210
                                                                                                                  =============
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:  Class A--Based on net assets of $32,514,065 and 2,911,280 shares
                  of beneficial interest outstanding.........................................                           $ 11.17
                                                                                                                  =============
                  Class B--Based on net assets of $126,472,181 and 11,323,667 shares
                  of beneficial interest outstanding.........................................                           $ 11.17
                                                                                                                  =============
                  Class C--Based on net assets of $9,352,769 and 837,640 shares
                  of beneficial interest outstanding.........................................                           $ 11.17
                                                                                                                  =============
                  Class D--Based on net assets of $10,359,195 and 927,109 shares
                  of beneficial interest outstanding.........................................                           $ 11.17
                                                                                                                  =============
-------------------------------------------------------------------------------------------------------------------------------
                  See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

Statement of Operations

                                                                                                       For the Six Months Ended
                                                                                                               January 31, 1999
-------------------------------------------------------------------------------------------------------------------------------
Investment Income      Interest and amortization of premium and discount earned.........                           $  4,903,494
(Note 1d):
-------------------------------------------------------------------------------------------------------------------------------
Expenses:              Investment advisory fees (Note 2)................................        $    486,268
                       Account maintenance and distribution fees--Class B (Note 2)......             318,088
                       Printing and shareholder reports.................................              45,537
                       Professional fees................................................              37,979
                       Transfer agent fees--Class B (Note 2)............................              28,139
                       Accounting services (Note 2).....................................              27,669
                       Account maintenance and distribution fees--Class C (Note 2)......              25,402
                       Custodian fees...................................................               6,254
                       Transfer agent fees--Class A (Note 2)............................               5,795
                       Pricing fees.....................................................               5,218
                       Trustees' fees and expenses......................................               5,094
                       Account maintenance fees--Class D (Note 2).......................               4,389
                       Registration fees (Note 1e)......................................               3,751
                       Transfer agent fees--Class C (Note 2)............................               1,841
                       Transfer agent fees--Class D (Note 2)............................               1,574
                       Other............................................................               1,628
                                                                                                ------------
                       Total expenses..................................................                               1,004,626
                                                                                                                   ------------
                       Investment income--net ..........................................                              3,898,868
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-     Realized gain on investments--net ...............................                              4,174,105
ized Gain (Loss) on    Change in unrealized appreciation on investments--net............                               (658,064)
Investments--Net                                                                                                   ------------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations.............                           $  7,414,909
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
                       See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

Statements of Changes in Net Assets

                                                                                               For the Six        For the
                                                                                              Months Ended      Year Ended
                                                                                               January 31,       July 31,
Increase (Decrease) in Net Assets:                                                                1999             1998
---------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ..............................................   $   3,898,868    $   8,653,479
                     Realized gain on investments--net ...................................       4,174,105        2,594,585
                     Change in unrealized appreciation on investments--net ...............        (658,064)      (2,231,431)
                                                                                             -------------    -------------
                     Net increase in net assets resulting from operations ................       7,414,909        9,016,633
                                                                                             -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ...........................................................        (777,947)      (2,003,879)
Shareholders           Class B ...........................................................      (2,736,801)      (6,087,084)
(Note 1f):             Class C ...........................................................        (177,678)        (268,273)
                       Class D ...........................................................        (206,442)        (294,243)
                     Realized gain on investments--net:
                       Class A ...........................................................        (624,592)              --
                       Class B ...........................................................      (2,460,892)              --
                       Class C ...........................................................        (172,401)              --
                       Class D ...........................................................        (198,232)              --
                     In excess of realized gain on investments--net:
                       Class A ...........................................................              --          (37,255)
                       Class B ...........................................................              --         (122,063)
                       Class C ...........................................................              --           (4,660)
                       Class D ...........................................................              --           (4,509)
                                                                                             -------------    -------------
                     Net decrease in net assets resulting from dividends
                     and distributions to shareholders ...................................      (7,354,985)      (8,821,966)
                                                                                             -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net increase (decrease) in net assets derived from beneficial
Transactions         interest transactions ...............................................       4,740,935      (12,838,456)
(Note 4):                                                                                    -------------    -------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .............................       4,800,859      (12,643,789)
                     Beginning of period .................................................     173,897,351      186,541,140
                                                                                             -------------    -------------
                     End of period .......................................................   $ 178,698,210    $ 173,897,351
                                                                                             =============    =============
---------------------------------------------------------------------------------------------------------------------------
                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

Financial Highlights

                                                                                           Class A
                                                                  --------------------------------------------------------
                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                For the Year Ended July 31,
                                                                  Jan. 31,     -------------------------------------------
Increase (Decrease) in Net Asset Value:                             1999         1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .....   $ 11.16      $ 11.15     $ 10.69     $ 10.71     $ 10.63
Operating                                                         -------      -------     -------     -------     -------
Performance:         Investment income--net ...................       .27          .58         .57         .58         .58
                     Realized and unrealized gain (loss) on
                     investments--net .........................       .23          .02         .46        (.02)        .08
                                                                  -------      -------     -------     -------     -------
                     Total from investment operations .........       .50          .60        1.03         .56         .66
                                                                  -------      -------     -------     -------     -------
                     Less dividends and distributions:
                       Investment income--net .................      (.27)        (.58)       (.57)       (.58)       (.58)
                       Realized gain on investments--net ......      (.22)          --          --          --          --
                       In excess of realized gain on
                       investments--net .......................        --         (.01)         --          --          --
                                                                  -------      -------     -------     -------     -------
                     Total dividends and distributions ........      (.49)        (.59)       (.57)       (.58)       (.58)
                                                                  -------      -------     -------     -------     -------
                     Net asset value, end of period ...........   $ 11.17      $ 11.16     $ 11.15     $ 10.69     $ 10.71
                                                                  =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......      4.53%+       5.51%       9.95%       5.32%       6.51%
Return:**                                                         =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .................................       .74%*        .69%        .70%        .71%        .74%
Average                                                           =======      =======     =======     =======     =======
Net Assets:          Investment income--net ...................      4.81%*       5.17%       5.29%       5.36%       5.57%
                                                                  =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)..   $32,514      $32,571     $39,343     $38,173     $39,482
Data:                                                             =======      =======     =======     =======     =======
                     Portfolio turnover .......................     58.04%       57.00%      54.02%      60.21%      57.17%
                                                                  =======      =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------------
                    *Annualized.
                   **Total investment returns exclude the effects of sales loads.
                    +Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

Financial Highlights (continued)

                                                                                               Class B
                                                                   -------------------------------------------------------------
                                                                   For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.              Ended                For the Year Ended July 31,
                                                                   Jan. 31,      -----------------------------------------------
Increase (Decrease) in Net Asset Value:                              1999          1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ......   $  11.16      $  11.15     $  10.69     $  10.71     $  10.63
Operating                                                          --------      --------     --------     --------     --------
Performance:         Investment income--net ....................        .24           .52          .52          .52          .53
                     Realized and unrealized gain (loss) on
                     investments--net ..........................        .23           .02          .46         (.02)         .08
                                                                   --------      --------     --------     --------     --------
                     Total from investment operations ..........        .47           .54          .98          .50          .61
                                                                   --------      --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income--net ..................       (.24)         (.52)        (.52)        (.52)        (.53)
                       Realized gain on investments--net .......       (.22)           --           --           --           --
                       In excess of realized gain on
                       investments--net ........................         --          (.01)          --           --           --
                                                                   --------      --------     --------     --------     --------
                     Total dividends and distributions .........       (.46)         (.53)        (.52)        (.52)        (.53)
                                                                   --------      --------     --------     --------     --------
                     Net asset value, end of period ............   $  11.17      $  11.16     $  11.15     $  10.69     $  10.71
                                                                   ========      ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ........       4.26%+        4.98%        9.39%        4.77%        5.97%
Return:**                                                          ========      ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ..................................       1.24%*        1.20%        1.21%        1.21%        1.25%
Average                                                            ========      ========     ========     ========     ========
Net Assets:          Investment income--net ....................       4.30%*        4.66%        4.78%        4.85%        5.06%
                                                                   ========      ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)...   $126,472      $126,606     $137,485     $149,455     $164,020
Data:                                                              ========      ========     ========     ========     ========
                     Portfolio turnover ........................      58.04%        57.00%       54.02%       60.21%       57.17%
                                                                   ========      ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
                    *Annualized.
                   **Total investment returns exclude the effects of sales loads.
                    +Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

Financial Highlights (continued)

                                                                                               Class C
                                                                  --------------------------------------------------------------
                                                                   For the                                              For the
                                                                     Six                                                 Period
The following per share data and ratios have been derived           Months                                              Oct. 21,
from information provided in the financial statements.              Ended            For the Year Ended July 31,        1994+ to
                                                                   Jan. 31,      ----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                             1999           1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period .....   $  11.16       $  11.14     $  10.69     $  10.71     $  10.34
Operating                                                         --------       --------     --------     --------     --------
Performance:         Investment income--net ...................        .24            .51          .50          .51          .40
                     Realized and unrealized gain (loss) on
                     investments--net .........................        .23            .03          .45         (.02)         .37
                                                                  --------       --------     --------     --------     --------
                     Total from investment operations .........        .47            .54          .95          .49          .77
                                                                  --------       --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income--net .................       (.24)          (.51)        (.50)        (.51)        (.40)
                       Realized gain on investments--net ......       (.22)            --           --           --           --
                       In excess of realized gain on
                       investments--net .......................         --           (.01)          --           --           --
                                                                  --------       --------     --------     --------     --------
                     Total dividends and distributions ........       (.46)          (.52)        (.50)        (.51)        (.40)
                                                                  --------       --------     --------     --------     --------
                     Net asset value, end of period ...........   $  11.17       $  11.16     $  11.14     $  10.69     $  10.71
                                                                  ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......       4.22%++        4.96%        9.18%        4.66%        7.62%++
Return:**                                                         ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses .................................       1.34%*         1.30%        1.31%        1.32%        1.39%*
Average                                                           ========       ========     ========     ========     ========
Net Assets:          Investment income--net ...................       4.20%*         4.56%        4.68%        4.76%        4.83%*
                                                                  ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)..   $  9,353       $  7,252     $  5,088     $  4,179     $  1,337
Data:                                                             ========       ========     ========     ========     ========
                     Portfolio turnover .......................      58.04%         57.00%       54.02%       60.21%       57.17%
                                                                  ========       ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------------
                    *Annualized.
                   **Total investment returns exclude the effects of sales loads.
                    +Commencement of operations.
                   ++Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                            Class D
                                                                 ----------------------------------------------------------
                                                                  For the                                           For the
                                                                    Six                                             Period
The following per share data and ratios have been derived          Months                                           Oct. 21,
from information provided in the financial statements.             Ended          For the Year Ended July 31,      1994+ to
                                                                  Jan. 31,     --------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                             1999          1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ....   $  11.17      $  11.15    $  10.70    $  10.71    $  10.34
Operating                                                        --------      --------    --------    --------    --------
Performance:         Investment income--net ..................        .26           .57         .56         .57         .44
                     Realized and unrealized gain (loss) on
                     transactions--net .......................        .22           .03         .45        (.01)        .37
                                                                 --------      --------    --------    --------    --------
                     Total from investment operations ........        .48           .60        1.01         .56         .81
                                                                 --------      --------    --------    --------    --------
                     Less dividends and distributions:
                       Investment income--net ................       (.26)         (.57)       (.56)       (.57)       (.44)
                       Realized gain on investments--net .....       (.22)           --          --          --          --
                       In excess of realized gain on
                       investments--net ......................         --          (.01)         --          --          --
                                                                 --------      --------    --------    --------    --------
                     Total dividends and distributions .......       (.48)         (.58)       (.56)       (.57)       (.44)
                                                                 --------      --------    --------    --------    --------
                     Net asset value, end of period ..........   $  11.17      $  11.17    $  11.15    $  10.70    $  10.71
                                                                 ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ......       4.38%++       5.50%       9.73%       5.31%       8.05%++
Return:**                                                        ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses ................................        .84%*         .79%        .80%        .80%        .86%*
Average                                                          ========      ========    ========    ========    ========
Net Assets:          Investment income--net ..................       4.70%*        5.07%       5.19%       5.27%       5.45%*
                                                                 ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period
Data:                (in thousands) ..........................   $ 10,359      $  7,468    $  4,625    $  3,652    $  2,390
                                                                 ========      ========    ========    ========    ========
                     Portfolio turnover ......................      58.04%        57.00%      54.02%      60.21%      57.17%
                                                                 ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------
                    *Annualized.
                   **Total investment returns exclude the effects of sales loads.
                    +Commencement of operations.
                   ++Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for financial futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ................................               0.25%           0.25%
Class C ................................               0.25%           0.35%
Class D ................................               0.10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:
--------------------------------------------------------------------------------
                                                       MLFD          MLPF&S
--------------------------------------------------------------------------------
Class A.................................               $ 76         $ 2,052
Class D.................................               $783         $52,777
--------------------------------------------------------------------------------

For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $94,753 and $20 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $101,857,459 and $100,248,689, respectively.

Net realized gains for the six months ended January 31, 1999 and net unrealized gains as of January 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized       Unrealized
                                                   Gains           Gains
--------------------------------------------------------------------------------
Long-term investments...................        $ 4,124,260    $ 10,437,695
Financial futures contracts.............             49,845              --
                                                -----------    ------------
Total...................................        $ 4,174,105    $ 10,437,695
                                                ===========    ============
--------------------------------------------------------------------------------

As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $10,437,695, of which $10,563,641 related to appreciated securities and $125,946 related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $166,696,665.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $4,740,935 and $(12,838,456) for the six months ended January 31, 1999 and for the year ended July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 1999                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            106,447        $  1,199,099
Shares issued to share-
holders in reinvestment of
dividends and distributions ............             69,914             779,130
                                               ------------        ------------
Total issued ...........................            176,361           1,978,229
Shares redeemed ........................           (183,277)         (2,064,829)
                                               ------------        ------------
Net decrease ...........................             (6,916)       $    (86,600)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            381,222        $  4,240,657
Shares issued to share-
holders in reinvestment of
dividends and distributions ............            100,156           1,114,966
                                               ------------        ------------
Total issued ...........................            481,378           5,355,623
Shares redeemed ........................         (1,093,270)        (12,202,101)
                                               ------------        ------------
Net decrease ...........................           (611,892)       $ (6,846,478)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 1999                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,275,827        $ 14,381,908
Shares issued to share-
holders in reinvestment of
dividends and distributions ............            248,971           2,776,578
                                               ------------        ------------
Total issued ...........................          1,524,798          17,158,486
Automatic conversion
of shares ..............................             (9,737)           (109,715)
Shares redeemed ........................         (1,534,290)        (17,265,147)
                                               ------------        ------------
Net decrease ...........................            (19,229)       $   (216,376)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,689,073        $ 18,826,264
Shares issued to share-
holders in reinvestment of
dividends and distributions ............            287,713           3,202,655
                                               ------------        ------------
Total issued ...........................          1,976,786          22,028,919
Automatic conversion
of shares ..............................            (34,629)           (384,276)
Shares redeemed ........................         (2,934,034)        (32,654,647)
                                               ------------        ------------
Net decrease ...........................           (991,877)       $(11,010,004)
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 1999                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            250,259        $  2,828,837
Shares issued to share-
holders in reinvestment of
dividends and distributions ............             22,844             254,499
                                               ------------        ------------
Total issued ...........................            273,103           3,083,336
Shares redeemed ........................            (85,413)           (959,277)
                                               ------------        ------------
Net increase ...........................            187,690        $  2,124,059
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            379,219        $  4,239,001
Shares issued to share-
holders in reinvestment of
dividends and distributions ............             17,631             196,384
                                               ------------        ------------
Total issued ...........................            396,850           4,435,385
Shares redeemed ........................           (203,523)         (2,261,041)
                                               ------------        ------------
Net increase ...........................            193,327        $  2,174,344
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                      Dollar
Ended January 31, 1999                             Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            297,793        $  3,367,701
Automatic conversion
of shares ..............................              9,735             109,715
Shares issued to share-
holders in reinvestment of
dividends and distributions ............             17,738             197,608
                                               ------------        ------------
Total issued ...........................            325,266           3,675,024
Shares redeemed ........................            (66,959)           (755,172)
                                               ------------        ------------
Net increase ...........................            258,307        $  2,919,852
                                               ============        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            601,822        $  6,735,516
Automatic conversion
of shares ..............................             34,617             384,276
Shares issued to share-
holders in reinvestment of
dividends and distributions ............             13,765             153,429
                                               ------------        ------------
Total issued ...........................            650,204           7,273,221
Shares redeemed ........................           (396,206)         (4,429,539)
                                               ------------        ------------
Net increase ...........................            253,998        $  2,843,682
                                               ============        ============
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 1999

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Merrill Lynch New Jersey Municipal Bond Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #11298--1/99


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